SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2003

MidCarolina Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina	000-49848	55-6144577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 South Church Street

Burlington, North Carolina 28215

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 538-1600

N/A

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits:

99.1 Press Release dated July 31, 2003.

Item 9 – Regulation FD Disclosure (disclosing information pursuant to Item 12 Results of Operations and Financial Condition)

On July 31, 2003, MidCarolina Financial Corporation (OTC Bulletin Board: MCFI) reported financial results for the three months and six months ended June 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDCAROLINA FINANCIAL CORPORATION
By:	/s/ Randolph J. Cary, Jr. Randolph J. Cary, Jr., President and Chief Executive Officer

Date: July 31, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 31, 2003